UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported: January 22, 2017

 YSTRATEGIES CORP.

(Exact name of registrant as specified in charter)

Nevada	000-1510891	27-4592289
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6101 Penn Avenue, Suite 102 Pittsburgh, PA	15232
(Address of principal executive offices)	(Zip code)

Issuer's telephone number, including area code: (412) 450-0028
(Registrant's telephone number including area code)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2018, the Board of Directors appointed Andrea K. Lebovitz (“Andrea Kates”) as Chief Innovation Officer (CIO) of Ystrategies Corp. In addition, Paul I. Overby submitted his resignation as an officer to the Board of Directors on January 22, 2018. Mr. Overby has been serving as Chief Strategy Officer (CSO), and his resignation as CSO will become effective on January 31, 2018. Consequentially, the Board of Directors is pleased to appoint Mr. Overby to the position of Vice President of Global Strategy with the Company, effective on February 1, 2018. Although Mr. Overby will no longer serve in an officer level position at the Company, he will remain a Director to the Company.

Andrea Kates, Chief Innovation Officer at Ystrategies Corp is a pioneer in the application of the lean innovation methodology with large and small companies, and will lead the Company’s commercialization efforts to adopt these standards to increase enterprise value of the Company. As part of her commitment to scaling commercialization, in 2013, Andrea was appointed as Managing Director of a San Francisco software company co-founded by lean startup pioneer, Steve Blank. She served as CEO from 2014-2016. In that capacity, she spent three years leading the development of a software platform to accelerate corporate commercialization and organizational growth.  Her insights on best practices reflect results on end-to-end Agile Innovation at Scale have been applied at Intel, Nasdaq, WL Gore, Mayo Clinic, KK Wind Solutions, and Carolinas Healthcare System. The core approach was also adopted by the National Science Foundation as the gold standard of commercializing technology.

Based in Silicon Valley, Andrea Kates has experience consulting in virtually every sector including:

•	Manufacturing/energy (ABB, Audi, Dis-tran, GM, Shell-Asia Pacific + Europe);
•	Technology/telecom (AT&T, Cisco, Ford, Fujitsu, HP);
•	Healthcare (Texas Medical Center, Mayo Clinic, Roche)
•	B2C consumer goods/hospitality (ALFA group/MENA, Brinker International, Hyatt, Sodexo); and
•	Financial services (Allstate, AIG, Citi).

Her original research in cross-industry growth was published in her book, Find Your Next and the recent article Get to Next published by Tid & Tendenser (Scandinavia). Currently one of 6 global advisors to Open Innovation Gateway—powered by Fujitsu and leaders of the Silicon Valley innovation immersion component of the Fujitsu Digital Business College. Andrea is also advisor to the innovation and technology group, Ford Motor Company.

Keynote thought leader, leadership summits: Fujitsu CXO Technology Summit, Tokyo (100+ CXOs representing top Japanese leadership), Cisco (Cross-Industry Innovation global summit), Jones Lang LaSalle (New Business Models), Zurich Financial (Agile Leadership), National Science Foundation Industry-University Cooperative Research Centers (Commercializing R&D), 3M (The New Vision for R&D).

White papers and publications: Engineering & Technology Journal (UK), Industrial Research Institute (editorial reviewer), National Science Foundation (NSF) technology panel member (peer review). Find Your Next (published by McGraw-Hill. Business strategy book includes case studies on GE, EMC, Autodesk, Indiegogo, P.F. Chang’s).

Presentations/faculty: E-Lab (Princeton University—faculty 2013), Business Institute (Denmark—faculty 2012-present)—included in-depth strategy summit on emerging technology with leaders from Siemens, Vestas, Grundfos, and Lego. Notre Dame University: Corporate Innovation: Luminary in Residence, 2017.

Speaker/panel leader: TED, Aspen Ideas Festival (Disruptive Technology with HP, Intel, Toyota), Dubai2020, MobCon, Innovation Leader, Innovation at Scale (with Gary Pisano, Harvard Business School); Operationalizing Corporate Innovation (with Mark Little, former CTO and head of global research/GE).

Current research: Industrial Internet of Things, block chain, new business models for technology innovation. Journal Reviewer 2017-8: National Science Foundation and Industrial Research Institute (peer review panel).

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Andrea K. Lebovitz (“Andrea Kates”) has not been involved in any of the following events within the past ten years:

(1) A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2) Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any type of business practice; or

(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4) Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5) Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6) Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7) Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i) Any Federal or State securities or commodities law or regulation; or

(ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8) Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Ystrategies Corp.

/s/ Mr. James J. Kiles

Mr. James J. Kiles, Chief Executive Officer
(Principal Executive Officer)

/s/ Mr. Ashish Badjatia

Mr. Ashish Badjatia Chief Operating Officer
(Principal Financial Officer and Principal Accounting Officer)

Dated: January 24, 2017

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